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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): June 11, 1999



                 UNITED TENNESSEE BANKSHARES, INC.
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       (Exact name of registrant as specified in charter)



TENNESSEE                        0-23551        62-1710108
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(State or other jurisdiction   (Commission   (I.R.S. Employer
   of incorporation)           File Number)  Identification No.)



344 BROADWAY, NEWPORT, TENNESSEE                       37821
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:(423) 623-6088

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ITEM 5.   OTHER EVENTS.
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     On June 11, 1999, United Tennessee Bankshares, Inc. (the
"Registrant") announced that the Internal Revenue Service had issued a favorable private letter ruling regarding the tax-free nature of a possible return of capital distribution to the Registrant's shareholders. At this time, the Registrant is only considering a return of capital distribution and no firm decision, including the amount and timing of any such distribution, has been made.

     Additionally, the Registrant announced that it has applied to the Office of Thrift Supervision (the "OTS") for a waiver of the regulatory limits on stock repurchases in order to repurchase an additional 5% of its outstanding stock during the current year. For further information, see the Press Release issued by the Registrant on June 11, 1999 filed herewith as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.
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     The following exhibits are being filed as part of this
Current Report on Form 8-K:

     Number              Description
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      99.1               Press Release issued June 11, 1999
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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       UNITED TENNESSEE BANKSHARES, INC.




                       By: /s/ Richard G. Harwood
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                           Richard G. Harwood
                           President and Chief Executive Officer

Date: June 11, 1999